STRICTLY CONFIDENTIAL

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2024

AMERICOLD REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34723	93-0295215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Glenlake Parkway, South Tower, Suite 600

Atlanta, Georgia, 30328

(Address of principal executive offices and zip code)

(678) 441-1400

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	COLD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 12, 2024, Americold Realty Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), completed an underwritten public offering of $500,000,000 aggregate principal amount of its 5.409% Notes due 2034 (the “Notes”). The Notes were offered pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission (the “Commission”) on March 17, 2023 (Registration Nos. 333-270664 and 333-270664-01) as amended by a Post-Effective Amendment thereto filed with the Commission on September 3, 2024 (Registration Nos. 333-270664, 333-270664-01, 333-270664-02, 333-270664-03, 333-270664-04 and 333-270664-05), a base prospectus, dated March 17, 2023, and a prospectus supplement, dated September 5, 2024 (the “Prospectus Supplement”), filed with the Commission on September 9, 2024 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”).

The Notes are fully and unconditionally guaranteed, jointly and severally (the “Guarantees” and, together with the Notes, the “Securities”) by Americold Realty Trust, Inc., a Maryland corporation and the general partner of the Operating Partnership (the “Company”), Americold Realty Operations, Inc., a Delaware corporation and wholly-owned subsidiary of the Company and a limited partner of the Operating Partnership (the “Limited Partner” and, together with the Company, the “Parent Guarantors”), Americold Australian Holdings Pty Ltd, a limited company organized under the laws of Australia (“Americold Australia”), Icecap Properties NZ Limited, a limited company organized under the laws of New Zealand (“Icecap”), and Nova Cold Logistics ULC, an unlimited company organized under the laws of Nova Scotia, Canada (“Nova Cold” and, together with Americold Australia and Icecap, the “Subsidiary Guarantors” and the Subsidiary Guarantors, together with the Parent Guarantors, the “Guarantors”). The terms of the Securities are governed by an Indenture, dated as of September 12, 2024 (the “Base Indenture”), by and among the Operating Partnership, the Guarantors and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture, dated as of September 12, 2024 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and among the Operating Partnership, the Guarantors and the Trustee. The Indenture contains various restrictive covenants, including (without limitation) limitations on the ability of the Operating Partnership or any of the Guarantors to consummate a merger, consolidation or sale of all or substantially all of their respective assets, limitations on the ability of the Company and its subsidiaries to incur secured and unsecured indebtedness and a requirement to maintain a certain percentage of total unencumbered assets by the Company, the Operating Partnership and their respective subsidiaries.

The purchase price paid by the underwriters for the Notes was 99.350% of the principal amount thereof. The Notes are the Operating Partnership’s unsecured senior obligations and rank equally in right of payment with all existing and future unsecured senior indebtedness of the Operating Partnership. However, the Notes are or will be effectively subordinated to all existing and future secured indebtedness of the Operating Partnership and the Operating Partnership’s subsidiaries to the extent of the value of the assets securing such indebtedness and are or will be structurally subordinated to all existing and future indebtedness and other liabilities, including trade payables, and preferred equity of subsidiaries of the Operating Partnership that do not guarantee the Notes (the “Non-Guarantor Subsidiaries”) (other than any indebtedness owed to the Operating Partnership or any Subsidiary Guarantor by such Non-Guarantor Subsidiaries). The Notes bear interest at 5.409% per annum. Interest is payable on March 12 and September 12 of each year, beginning March 12, 2025, until the maturity date of September 12, 2034.

Prior to June 12, 2034, the Operating Partnership may redeem the Notes, in whole or in part, at any time and from time to time, at the Operating Partnership’s option and sole discretion, at a redemption price equal to the greater of:

•	100% of the principal amount of the Notes being redeemed; and

•	a make-whole premium calculated in accordance with the Indenture,

plus, in either case, unpaid interest accrued thereon to, but excluding, the redemption date.

Notwithstanding the foregoing, on or after June 12, 2034, the Operating Partnership may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price in cash equal to 100% of the principal amount of the Notes being redeemed plus unpaid interest accrued thereon to, but excluding, the redemption date.

Certain events are considered events of default, which may result in the accelerated maturity of the Notes, including:

•	default for 30 days in the payment of any installment of interest or any Additional Amounts (as defined in the Prospectus Supplement) under the Notes or the Guarantees, as the case may be;

•	default in the payment of the principal amount or redemption price due with respect to the Notes, when the same becomes due and payable;

•

failure by the Operating Partnership or any Guarantor to comply with any of the Operating Partnership’s or such Guarantor’s respective other agreements in the Notes, the Guarantees or the Indenture upon receipt by the Operating Partnership of written notice of such default by the Trustee or by holders of not less than 25% in principal amount of the Notes then outstanding and the Operating Partnership’s failure to cure (or obtain a waiver of) such default within 60 days after the Operating Partnership receives such notice;

•

failure to pay any Debt (as defined in the Prospectus Supplement) (other than Non-Recourse Debt (as defined in the Prospectus Supplement)) for monies borrowed by the Operating Partnership, the Company or any of their respective Significant Subsidiaries (as defined in the Prospectus Supplement) in an outstanding principal amount in excess of $75.0 million at final maturity or upon acceleration after the expiration of any applicable grace period, which Debt (other than Non-Recourse Debt) is, or has become, the primary obligation of the Operating Partnership or the Company or any of their respective Significant Subsidiaries and is not discharged, or such default in payment or acceleration is not cured or rescinded, within 60 days after written notice to the Operating Partnership from the Trustee or to the Operating Partnership and the Trustee from holders of not less than 25% in principal amount of the outstanding Notes;

•

any Guarantor’s Guarantee ceases to be in full force and effect (except as contemplated by the terms of the Indenture) or is declared null and void in a judicial proceeding or any Guarantor denies or disaffirms its obligations under the Indenture or its Guarantee, except by reason of the release of such Guarantee in accordance with the provisions of the Indenture or such Guarantee; or

•

certain events of bankruptcy, insolvency or reorganization, or court appointment of a receiver, liquidator or trustee of the Operating Partnership, any Parent Guarantor or any of their respective Significant Subsidiaries or all or substantially all of their respective properties and assets.

The descriptions of the Base Indenture, the First Supplemental Indenture, the Notes and the Guarantees in this Current Report on Form 8-K are summaries and are qualified in their entirety by the terms of the Base Indenture, the First Supplemental Indenture, the Form of Notes and the Form of Notation of Guarantee, which are attached as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K and are incorporated by reference hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

4.1	Indenture, dated as of September 12, 2024, by and among Americold Realty Operating Partnership, L.P., as issuer, Americold Realty Trust, Inc., Americold Realty Operations, Inc., Americold Australian Holdings Pty Ltd., Icecap Properties NZ Limited and Nova Cold Logistics ULC, as guarantors, and U.S. Bank Trust Company, National Association, as trustee.

4.2	First Supplemental Indenture, dated as of September 12, 2024, by and among Americold Realty Operating Partnership, L.P., as issuer, Americold Realty Trust, Inc., Americold Realty Operations, Inc., Americold Australian Holdings Pty Ltd., Icecap Properties NZ Limited and Nova Cold Logistics ULC, as guarantors, and U.S. Bank Trust Company, National Association, as trustee.

4.3	Form of 5.409% Notes due 2034 (included in Exhibit 4.2).

4.4	Form of Notation of Guarantee (included in Exhibit 4.1).

5.1	Opinion of Alston & Bird LLP.

5.2	Opinion of Venable LLP with respect to Americold Realty Trust, Inc.

5.3	Opinion of K&L Gates LLP with respect to Americold Australian Holdings Pty Ltd.

5.4	Opinion of Ellis Gould with respect to Icecap Properties NZ Limited.

5.5	Opinion of Stewart McKelvey with respect to Nova Cold Logistics ULC.

8.1	Tax Opinion of Alston & Bird LLP.

23.1	Consent of Alston and Bird LLP (included in the opinion filed as Exhibit 5.1).

23.2	Consent of Venable LLP (included in the opinion filed as Exhibit 5.2).

23.3	Consent of K&L Gates LLP (included in the opinion filed as Exhibit 5.3).

23.4	Consent of Ellis Gould (included in the opinion filed as Exhibit 5.4).

23.5	Consent of Stewart McKelvey (included in the opinion filed as Exhibit 5.5).

23.6	Consent of Alston & Bird LLP (included in the opinion filed as Exhibit 8.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICOLD REALTY TRUST, INC.

By:	/s/ E. Jay Wells
E. Jay Wells
Chief Financial Officer and Executive Vice President

Date: September 12, 2024